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GoodFinch Fund I, LP 500 Second Street San Francisco, California 94107

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by GoodFinch Fund I, LP (the “Company”) and Barclays Capital Inc. (“Barclays”) and Goldman Sachs & Co. LLC (collectively, the “Other Specified Parties” and together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of solar assets in conjunction with the proposed offering of Loanpal Solar Loan 2020-2 Ltd., Series 2020-2-GF.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 24, 2020, representatives of Barclays, on behalf of the Company, provided us with a computer-generated listing (the “Solar Asset Listing”) containing 9,195 solar assets. At the Company’s instruction, we randomly selected 200 solar assets from the Solar Asset Listing (the “Sample Assets”).

Further, on June 26, 2020, representatives of Barclays, on behalf of the Company, provided us with a computer-generated solar asset data file and related record layout containing data, as represented to us by the Company, as of the close of business June 23, 2020, with respect to 9,355 solar assets, including each of the 200 Sample Assets (the “Statistical Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the solar asset characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics
1.          Contract ID (for informational purposes only)
2.          State of contract
3.          Zip code
4.          Payment frequency
5.          Rate
6.          Original term (months) (origination)
7.          Original loan amount
8.          Monthly payment
9.          First payment due date
10.        Last payment due date
11.        Issuer originated asset (Y/N)
12.        Re-amortized monthly payment
13.        Target balance date
14.        System Size (kW)
15.        Contracted generation guaranteed (%)

16.          ACH Payment (Y/N)
17.          In-service date (PTO Date)
18.          FICO score
19.          Installer name
20.          Solar panel manufacturer
21.          Inverter manufacturer
22.          Battery manufacturer
23.          Purchased /portfolio asset (Y/N)
24.          Current loan balance
25.          Remaining term of contract (months)
26.          Number of days past due
27.          ITC amount
28.          # of months since PTO
29.          Remaining term to target balance date (months)

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 8. through 13. to the corresponding information set forth on or derived from the “Welcome Letter.”

We compared Characteristics 14. and 15. to the corresponding information set forth on or derived from the “Purchase Agreement.”

We compared Characteristics 16. through 26. to the corresponding information set forth on or derived from electronic data files from the Company’s loan systems, delivered by the Company, as of June 23, 2020 (collectively, the “System File”).
With respect to our comparison of Characteristic 27., we recomputed the ITC amount by multiplying the original loan amount by (i) 30.0%, for the Sample Assets with a “Docs Sent Date” (as set forth on a query provided by the Company from the Company’s origination system  (the “Docs Sent Date Query”)) of October 31, 2019 or earlier or (ii) 26.0%, for Sample Assets with a “Docs Sent Date” (as set forth on the Docs Sent Date Query) of November 1, 2019 or later.  We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 28., we recomputed the # of months since PTO as the number of months between (i) the in-service date (PTO Date) (as set forth on the System File) and (ii) June 23, 2020.  We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 29., we recomputed the remaining term to target balance date (months) as the number of months between (i) the target balance date (as set forth on the Welcome Letter) and (ii) June 23, 2020.  We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•
With respect to our comparison of Characteristic 14., differences of 0.01 or less are deemed to be in agreement.  Further, for the Sample Assets indicated in Appendix A, we observed a difference with respect to the system size as set forth on the Statistical Data File when compared to the system size as set forth on the Purchase Agreement.  For these Sample Assets, we were instructed to perform an additional procedure and compare the system size as set forth on the Statistical Data File to the system size as set forth on screen shots from the Company’s underwriting system (the “Underwriting System Screen Shots”).

The solar asset documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents.  In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Asset Documents, except as described in Appendix B.  Supplemental information is contained on Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the solar assets underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the solar assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 2, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 2, 2020.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 14. for the following Sample Assets:

1909015391
2002020845
2008018534
2014018438
1902017035

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 2, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Eleven differences in contracted generation guaranteed (%).

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 2, 2020.

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Asset number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Asset Documents

1	1903015876	Contracted generation guaranteed (%)	90%	70%
1	1904015511	Contracted generation guaranteed (%)	90%	85%
1	1913017014	Contracted generation guaranteed (%)	90%	85%
1	1916010457	Contracted generation guaranteed (%)	90%	70%
1	2002021779	Contracted generation guaranteed (%)	90%	85%
1	2003021505	Contracted generation guaranteed (%)	90%	85%
1	2005021050	Contracted generation guaranteed (%)	90%	85%
1	2008018686	Contracted generation guaranteed (%)	90%	85%
1	2010018904	Contracted generation guaranteed (%)	90%	85%
1	2011020764	Contracted generation guaranteed (%)	90%	85%
1	2015020649	Contracted generation guaranteed (%)	90%	85%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.